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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                             ___________________


                                   FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                         Van Kampen American Capital
                             Senior Income Trust
                             -------------------
            (Exact name of registrant as specified in its charter)



              Massachusetts                                   36-4221649
      -----------------------------                      --------------------
        (State of incorporation                             (IRS Employer
          or organization)                                Identification No.)


          One Parkview Plaza
       Oakbrook Terrace, Illinois                                60181
      -----------------------------                      --------------------
      (Address of principal execu-                            (Zip Code)
         tive offices)


                     Securities to be registered pursuant
                         to Section 12(b) of the Act:


      Title of each class              Name of each exchange on which
      to be so registered              each class is to be registered
      -------------------              ------------------------------

      common shares of                     New York Stock Exchange
      beneficial interest,
      par value $.01


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                               [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                               [ ]

Securities Act registration statement file number to which this form relates:
333-49829 (if applicable)
---------


                     Securities to be registered pursuant
                         to Section 12(g) of the Act:

                                     None
                               (Title of class)




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Item 1.      Description of Registrant's Securities to Be Registered

             Capital Stock

             The title and a description of the common shares being registered hereby is incorporated by reference to the information appearing under the caption "DESCRIPTION OF CAPITAL STRUCTURE -- Common Shares" in the prospectus included in the Registration Statement on Form N-2 (File No. 333-49829) of Van Kampen American Capital Senior Income Trust (the "Fund"), as filed with the Commission on April 9, 1998.

Item 2.      Exhibits

             No exhibits are filed with the Commission. Exhibits are filed with the New York Stock Exchange, Inc. or are a part of the Fund's Registration Statement on Form N-2.


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                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               VAN KAMPEN AMERICAN CAPITAL
                                                  SENIOR INCOME TRUST



                                               By:  /s/ Dennis J. McDonnell
                                                    ---------------------------
                                                    Name:  Dennis J. McDonnell
                                                    Title: President



Dated:  May 6, 1998

















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